Exhibit 99.2

Second Quarter Fiscal Year 2007 February 13, 2007 This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). These statements are based on a number of assumptions concerning future events and are subject to numerous risks, uncertainties and other factors, many of which are outside the Company's control. The anticipated results described in the forward-looking statements could be materially different from the actual events and results. For a description of these risks, uncertainties and other factors, see the Company's prior filings with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K/A for the fiscal year ended June 30, 2006 filed February 1, 2007 under Item 1A. "Risks Factors". ACS disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future event, or otherwise.

Lynn Blodgett Chief Executive Officer

Strategic Vision Long-term growth goals Growth markets Ascend value chain Innovate Simplify Continue tactical acquisition strategy Communications with investor community Slide # 1

Second Quarter Highlights

Slide # 2

- Sequential improvement in reported operating margins
  - Commercial: +160bps
  - Government: +80bps
- Sequential improvement in signings
  - Strong quarter for Government
  - Commercial below expectations
- Excellent renewal rates
  - Q2 FY07: ~ 90% of total renewal dollars
  - 1H FY07: ~ 95% of total renewal dollars
- Good cash flow generation
- Improved execution

A C S
People Making Technology Work™

Q2 FY06 Q2 FY07 East 785 858 Revenue Summary ($ in millions) Q2FY06 Q2FY07 East 1348 1427 6% Total 9% Commercial Q2 FY06 Q2 FY07 East 563 569 1% Government Internal Revenue Growth = 4% Internal Revenue Growth = 3% Internal Revenue Growth = 4% Excluding the WWS Divestiture, total growth was 10% Excluding the WWS Divestiture, total growth was 10% Slide # 3

New Business Signings IT Outsourcing BPO 11 155 Annualized Recurring Revenue $166 Million Government Commercial 114 52 Segment mix: 31% Commercial, 69% Government Service line mix: 94% BPO, 6% ITO Total contract value: ~ $1.1 billion Average contract term: 6.5 years $155M $11M $52M $114M Slide #4

New Business Profile Overall operating margins remain healthy and in-line with lower capital intensity profile. Q2 FY07 reflects longer term state and local contracts (1) Capital intensity represents capital expenditures and customer contract related intangibles as a percentage of total contract revenue. Slide # 5

Renewal Rates Best indicator of client satisfaction Highest first half renewal level since FY04 1H FY07 Renewed 158 of 169 total renewals sought $468 million in annual recurring revenue TCV: $1.5 billion 1Q FY07 2Q FY07 1H FY07 % of Total Renewals 0.99 0.91 0.96 % of Total Renewal $ Fiscal 2006 (~85%) Slide # 6

Pipeline Update Qualified pipeline of approximately $ 1.4 billion Areas of strength Transactional BPO in both segments Healthcare in both segments Transportation Commercial ITO Customer care Slide # 7

Commercial Segment Ann Vezina Chief Operating Officer

Commercial Segment Results ($ in millions) Total revenue growth: 9% Internal revenue growth: 3% Sequential improvement in operating margins: Improving execution Impact of restructuring efforts Partially offset by certain non-renewals in FY06 and investments in workforce Slide # 8

Systech Integrators Acquisition Purchase price $65M, ~ 1.0x trailing twelve months revenue Potential earn out of up to $40M based on future financial performance Leading middle market provider of systems integration and consulting services Provides ACS with end-to-end SAP solution ACS can tap into SAP's emerging middle market efforts Slide # 9

Growth Markets Horizontal Service Expansion Human Resources Outsourcing Finance and Accounting Transactional BPO IT Outsourcing Customer Care Vertical Service Expansion Healthcare Transportation Manufacturing Communication Financial Services Education Slide # 10

Government Segment Tom Burlin Chief Operating Officer

Government Segment Results ($ in millions) Total growth excluding divestitures: 10% Internal revenue growth: 4% Sequential operating margin improvement: Cost efficiency programs Improvement in transportation business Slide # 11

Albion Acquisition Purchase price: $ 30 million, ~ 1.2x trailing twelve month revenue Provides ACS with an integrated proprietary eligibility software solution Combined with ACS' existing service capabilities provides an end-to-end solution Large growing market Expected to close 3Q FY07 Slide # 12

Growth Markets US State & Local IT Outsourcing Integrated Eligibility Customer Care Government Electronic Payment Federal Market Healthcare BPO Transferable Solutions International Transportation Developing Economies Land Records Management Tax & Revenue Services Slide # 13

John Rexford Chief Financial Officer

Income Statement ($ in millions, except EPS) Differences in schedule due to rounding Slide # 14

Condensed Cash Flow ($ in millions) Differences in schedule due to rounding Primarily driven by lower capital requirements of government and commercial new business and internal focus on capex reduction Slide # 15

Selected Balance Sheet Categories ($ in millions) Primarily driven by timing of payments to subcontractors and timing of interest payments on debt Primarily driven by Systech acquisition Retained portion of operating cash due to delay in filing forms 10- K/A and 10-Q. Retained portion of operating cash flow Slide # 16

Credit Capacity Update - 12/31/06 ($ in millions) Excludes capital leases. Revolving credit facility has an additional uncommitted accordion of $750 million. Facility may be used to fund share repurchases or payoff of Senior notes. As of 12/31/06, $2.0 billion of the $3.8 billion was uncommitted. Slide # 17

Questions & Answers

Supplemental Schedules Supplemental Schedules Second Quarter and Fiscal Year 2007 February 13, 2007

Supplemental Information We have provided the impact on pre-tax profit, net income and diluted earnings per share of certain transactions and events included in our reported results of operations, which management believes enhances the understanding of our financial results and the impact of those events and transactions on our results. Management believes this information provides additional information related to factors impacting our reported financial performance which may be useful to investors. The amount of the transaction or event is presented on a basis determined in accordance with generally accepted accounting principles as reflected in our reported consolidated results of operations. All per share measures are calculated on the same diluted per share basis as our reported diluted earnings per share. The per share impacts are not intended to reflect a per share amount that accrues directly to an investor's benefit as a result of the particular transaction or event. Slide #S1

Non-GAAP Measures Use of Non-GAAP Financial Information The Company reports its financial results in accordance with generally accepted accounting principles ("GAAP"). However, management believes that certain non- GAAP financial measures and ratios, used in managing the Company's business, may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein and certain of the information presented by the Company from time to time including Free Cash Flow and internal revenue growth may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. We have presented herein and we will present in other information we publish that contains any of these non- GAAP financial measures a reconciliation of these measures to the most directly comparable GAAP financial measure. The presentation of this additional information is not meant to be considered in isolation or as a substitute for comparable amounts determined in accordance with GAAP in the United States. Slide #S2

Non-GAAP Measures (cont.) Internal revenue growth- is measured as total revenue growth less acquired revenue from acquisitions and revenues from divested operations. At the date of acquisition, we identify the trailing twelve months of revenue of the acquired company as the "pre-acquisition revenue of acquired companies." Pre- acquisition revenue of the acquired companies is considered "acquired revenues" in our calculation, and revenues from the acquired company, either above or below that amount are components of "internal growth" in our calculation. We use the calculation of internal revenue growth to measure revenue growth excluding the impact of acquired revenues and the revenue associated with divested operations and we believe these adjustments to historical reported results are necessary to accurately reflect our internal revenue growth. Revenues from divested operations are excluded from the internal revenue growth calculation in the periods following the effective date of the divestiture. Our measure of internal revenue growth may not be comparable to similarly titled measures of other companies. Free cash flow - is measured as operating cash flow (net cash provided by operating activities, as reported in our consolidated statements of cash flows) less capital expenditures (purchases of property, equipment and software, net of sales, as reported in our consolidated statements of cash flows) less additions to other intangible assets (as reported in our consolidated statements of cash flows). We believe this free cash flow metric provides an additional measure of available cash flow after we have satisfied the capital expenditure requirements of our operations, and should not be taken in isolation to be a measure of cash flow available for us to satisfy all our obligations and execute our business strategies. We also rely on cash flows from investing and financing activities which, together with free cash flow, are expected to be sufficient for us to execute our business strategies. Our measure of free cash flow may not be comparable to similarly titled measures of other companies. Slide #S3

Revenue Growth - First Quarter FY07 ($ in millions) Slide #S4

Revenue Growth - Second Quarter FY07 ($ in millions) Slide #S5

Revenue Growth - Fiscal Year 2007 ($ in millions) Slide #S6

Revenue Growth - Second Quarter FY06 ($ in millions) Slide #S7

Segment Results ($ in millions) Slide #S8

Cash Flow Statement ($ in millions) Slide #S9